Exhibit 99.2

Joint Venture with United Surgical Partners International Tenet and Welsh Carson form Nations Largest Ambulatory Surgery Platform March 23, 2015

FORWARD LOOKING STATEMENTS Certain statements contained in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements, including, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreements described herein; the failure to satisfy conditions to completion of the transactions, including receipt of regulatory approvals; and our ability to fully realize the anticipated benefits and synergies of our acquisitions and to successfully complete the integration of businesses we acquire. These and other risks and uncertainties are discussed in the Company’s and USPI’s filings with the Securities and Exchange Commission, including their annual reports on Form 10-K and quarterly reports on Form 10-Q. All information in this presentation is as of March 23, 2015. The Company and USPI specifically disclaim any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise. NON-GAAP FINANCIAL INFORMATION A reconciliation between certain non-GAAP measures and related GAAP measures of the Company and United Surgical Partners International, Inc. is included in each company’s respective Form 8-K filings dated February 23, 2015 and February 24, 2015. 2

Today’s Announcement Creating the market leading ambulatory surgery platform Creating the market leader in short-stay surgery with 244 ambulatory surgery centers, 16 short-stay surgical hospitals and 20 imaging centers in 29 states. 50 not-for-profit health system partners, over 12,000 physicians on the medical staffs, of which over 4,000 physicians are facility-level equity partners. Accelerates Tenet’s strategy to grow ambulatory offerings and economic models that meet growing consumer demand and are aligned with the long-term transition to value-based care. Tenet, USPI and Conifer will be well positioned to be a more significant strategic and capital partner to not-for-profit health systems, offering ambulatory development, revenue cycle management and value-based care. Significantly enhances earnings contribution to Tenet from higher growth, higher margin, capital efficient ambulatory segment, sustainably improving the consolidated growth and margin profile of Tenet. Joint venture expected to grow at a double digit rate through organic increases, new center development and acquisitions. Leveraging national presence and operational expertise. Acquiring Aspen Healthcare, the legacy international operations of United Surgical Partners International. 3

Transaction Highlights Tenet, Welsh Carson, and USPI to create nation’s largest ambulatory surgery platform; Tenet will be majority owner Combining USPI’s and Tenet’s ambulatory assets to create the market leader with the largest footprint and scale in the ambulatory surgery industry — $2.9bn in system-wide revenue; $1,066mm of consolidated revenue; $383mm of proforma EBITDA and $273mm of proforma EBITDA less NCI in 2014 at the joint venture level. Tenet will initially own 50.1% of the new JV, increasing to 100% by 2020 through a put/call structure at a predetermined multiple. Welsh Carson and other USPI shareholders will initially own the remaining 49.9%. Retaining USPI brand, leadership and three-way partnerships with leading not-for-profit hospital systems. Bill Wilcox, longtime CEO, will become CEO of new venture; combining the management teams of Tenet and USPI. Acquiring Aspen Healthcare, a network of nine high quality, well capitalized private facilities in attractive U.K. market, poised to benefit from private market growth opportunities and the needs of the NHS. Transaction expected to be EPS accretive by second year, increase EBITDA margins and EBITDA growth rate, result in a greater percentage of EBITDA being translated into free cash flow; effect on leverage ratios is neutral. Transaction expected to close by the third quarter. 4

Transaction Structure

- Tenet and Welsh Carson to jointly own the new JV with initial equity value of ~$2.6 billion.
  - Tenet to initially own 50.1%; Welsh Carson and other existing shareholders to initially own 49.9%.
  - Entity valued at ~12.5x forward EBITDA less NCI, including the refinancing of $1.6bn of USPI debt and transaction costs.
  - Realization of ~$50 million of corporate and center level synergies over the next three years lowers the effective multiple.
- Tenet to fund two-thirds of its equity investment in the new JV by contributing ambulatory assets.
  - Contribution of assets: Tenet contributing 44 ASCs[1] and 20 imaging centers. The value that Tenet is receiving for these assets is more than double the cash used to create this portfolio.
  - Cash payment: ~$425 million cash payment to existing USPI shareholders to align the respective valuations.
- Welsh Carson to fund its equity investment through the contribution of United Surgical Partners.
- Put/call structure at pre-determined multiples provides Tenet a path to own 100% of United Surgical Partners by 2020 while keeping the company on course to lower leverage ratios.
  - Welsh Carson is required to put a minimum of 12.5% and a maximum of 25% of its initial ownership to Tenet on January 1 of each year in 2016, 2017, 2018 and 2019. Put price is fixed at 9.5x forward EBITDA less NCI with a true-up.
  - If Welsh Carson does not put the full 25% of its ownership stake to Tenet each year, Tenet has the option to call it.
  - In January 2020, Tenet can call any remaining amounts at 9.5x forward EBITDA less NCI.
  - Total additional consideration of an estimated $1.5 billion to be payable by Tenet to Welsh Carson from 2016-2020, including Welsh Carson's share of future earnings.
  - Settlement in cash or Tenet stock at Tenet's election on the puts; at Welsh Carson's election on the calls.
- Tenet is buying 100% of Aspen Healthcare for ~$215 million, representing 9.0x 2015 EBITDA. Aspen is not included in the new JV.

1. Tenet and USPI currently have a joint ownership interest in two ambulatory surgery centers.

tenet HEALTH

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Increases Tenet‘s Growth Trajectory 2015 Guidance 2015 Proforma EBITDA growth EBITDA margin Free Cash Flow conversion EPS accretion Leverage (net debt / year 1 proforma EBITDA) 7% 8% 1 ~12% 1 ~12% of EBITDA 1 - 5.7x +100bps 2 +150bps 2 +100bps 2 Neutral in 2015 Accretive in 2016 10-15% in 2017 +0.1x 1. Figures based on the mid-point of Tenet?s guidance for 2015 and prior to other portfolio management initiatives. 2. Basis point changes assume the transaction closed on January 1, 2015. 6

Enhances Tenet‘s Business Mix 2014 Portfolio Mix Prior to Portfolio Management Opportunities Revenue Ambulatory 2% Conifer 7% Hospital Outpatient 33% Hospital Inpatient & Other 58% EBITDA Ambulatory 4% Hospital Inpatient, Outpatient & Other 86% Conifer 10% Revenue Hospital Outpatient 31% Ambulatory 6% Conifer 7% Hospital Inpatient & Other 56% EBITDA Ambulatory 17% Conifer 9% Hospital Inpatient, Outpatient & Other 74% Note: Aspen is included in “Hospital Inpatient & Other” 7

Overview of United Surgical Partners International Market Leader in Short-Stay Surgery USPI is the premier brand in the ambulatory surgery center industry. 202 ASCs and 16 surgical hospitals, ~1mm surgeries annually, 26 states. Systemwide revenue of $2.6bn in 2014; consolidated revenue of $641mm and equity in earnings of unconsolidated affiliates of $117mm. EBITDA of $303mm and EBITDA less NCI of $226mm in 2014. Pioneered 3-Way Joint Venture Model Partners with some of the largest not-for-profit hospital systems: 154 out of 218 facilities are in joint ventures with 50 different health system partners. 11,000 physicians on the medical staffs; 3,500 are facility-level equity partners. Partnership model aligns the interests of all parties. Attractive Business Characteristics Exceptional revenue mix: private insurance is 76% of revenue, Medicare is 18%, Medicaid is 2%, self-pay is 2% and other is 2%. Strong specialty mix: musculoskeletal procedures are over 50% of revenue. Bad debt expense is less than 2% of revenue. Management team has a strong track record of driving growth. Strong Financial Performance 9.3% CAGR in systemwide revenue and 6.1% CAGR in EBITDA (2009-2014). 40% EBITDA margin in 2014.1 Free Cash Flow of $199mm in 2014, prior to paying $76mm in NCI distributions. 1. Assumes USPI‘s $117 million of equity in earnings of unconsolidated affiliates is recorded as revenue; USPI‘s reported EBITDA margin in 2014 was 47%. 8

Tenet and USPI Leading Health System Partnerships Key USPI Facilities Tenet ASC Locations Tenet Hospitals USPI Partners Tenet Partners Source: Company filings and information. Note: Not all facilities in a market are associated with a not-for-profit partnership. Locations on the map are approximations. 9

Strongly Positioned for Growth and ASC Industry Consolidation Growth Strategies Enhance growth and improve performance in existing facilities Expand relationships with current health system partners Create relationships with new partners Enter new markets Develop and acquire new facilities in Tenet hospital markets Deliver consumer driven, value-based solutions to patients, employers, payors Highly Fragmented ~$24bn Market 1 Market share by number of facilities 2 USPI, 4%Tenet, 1% AMSG, 4% SCAI, 3% Surgery Partners, 2% Nueterra, 2% HCA, 2% Hospitals, 13% Small Chains 6% 1. Source: McKinsey & Co. 2. Source: Jefferies equity research, 10/24/14. 10

Aspen Healthcare Overview U.K. is an increasingly attractive market: &gt; U.K. private healthcare market expected to benefit from rising patient demand and private healthcare spend &gt; Privatization of U.K. marketplace given market inefficiencies and pressures on the National Health Service should create organic and de novo opportunities 250 beds in nine private facilities located in London, Birmingham, Sheffield, Leeds and Edinburgh. Acquiring strong assets at an attractive price. Over $105mm in new capital invested over the last four years, driving double digit EBITDA growth. USPI built and grew Aspen with backing from Welsh Carson. Key Hospitals (4) Ambulatory clinics and surgery centers (5) 11

Tenet Portfolio Strategy Update Atlanta & North Carolina Yielding substantial interest from a number of high-quality hospital systems. Currently reviewing bids; potential announcement in the summer. Tucson/Nogales, AZ JV with Dignity and Ascension for Carondelet network on track to close in Q2. Both systems are also important partners with USPI. Birmingham, AL Five-hospital partnership with Baptist Health System on track to close in second half of 2015. Venture to include an ASC that is jointly owned by Tenet and USPI. Tenet to own 60% of the JV; Birmingham Baptist Association to own 40%. Additional Hospital JV to be announced We anticipate announcing a new single-market joint venture with a large not-for-profit health system later today; we will receive net cash proceeds from the transaction. 12

Recap of Today’s Announcement Creating industry-leading ambulatory surgery platform Creating the market leader in short-stay surgery with 244 ambulatory surgery centers, 16 short-stay surgical hospitals and 20 imaging centers in 29 states. Accelerates Tenet’s strategy to grow ambulatory offerings and economic models that meet growing consumer demand and are aligned with the long-term transition to value-based care. Tenet, USPI and Conifer will be well positioned to be a more significant strategic and capital partner to leading not-for-profit health systems offering ambulatory development, revenue cycle management and value-based care. Significantly enhances earnings contribution to Tenet from higher growth, higher margin, capital efficient ambulatory segment, sustainably improving the consolidated growth and margin profile of Tenet. Joint venture expected to grow at a double-digit rate through organic increases, new center development and acquisitions. Transaction expected to be EPS accretive by second year, increase EBITDA margins and EBITDA growth rate, result in a greater percentage of EBITDA being translated into free cash flow; effect on leverage ratios is neutral. 13